Filed pursuant to Rule 497(e) and Rule 497(k)

under the Securities Act of 1933, as amended

File Registration No.: 033-65632

SCHRODER SERIES TRUST

Schroder Core Bond Fund

(the “Schroder Fund”)

Supplement dated June 25, 2021 to

the Summary Prospectus and Prospectus,

each dated March 1, 2021 and as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

At a meeting held on June 23-24, 2021, the Board of Trustees (the “Board”) of Schroder Series Trust (the “Trust”) approved the reorganization (“the Reorganization”) of the Schroder Fund into the Hartford Schroders Sustainable Core Bond Fund (the “New Hartford Fund”), a series of The Hartford Mutual Funds II, Inc.

The Reorganization is subject to a number of conditions, including approval of the Schroder Fund’s shareholders and approval of the terms of the agreement and plan of reorganization by the Board.

If the Reorganization is completed as proposed, each shareholder of the Schroder Fund would become a shareholder in the New Hartford Fund with a substantially similar investment objective and substantially similar principal investment strategies, except for the inclusion of additional sustainability criteria.  Hartford Funds Management Company, LLC would serve as the investment adviser to the New Hartford Fund.  Schroder Investment Management North America Inc. (“SIMNA”), the current investment adviser to the Schroder Fund, is proposed to serve as the sub-adviser to the New Hartford Fund, and the portfolio management team of the Schroder Fund is proposed to be unchanged in connection with the Reorganization.

The Reorganization is intended to be tax-free, meaning that the Schroder Fund’s shareholders would become shareholders of the New Hartford Fund without realizing any gain or loss for federal income tax purposes.

The Board’s decision to reorganize is subject to shareholder approval, though no shareholder action is necessary at this time.  Shareholders of the Schroder Fund will receive a combined proxy statement/prospectus that contains important information about the Reorganization and the New Hartford Fund in which they would own shares upon closing of the Reorganization, including information about investment strategies and risks, fees and expenses.  Prior to the Reorganization, Schroder Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Schroder Fund’s Prospectus.  If shareholders approve the Reorganization and other closing conditions are met, the Reorganization is anticipated to close in the fourth quarter of 2021.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Schroder Fund or the New Hartford Fund, nor is it a solicitation of any proxy. When it is available, please read the combined proxy statement/prospectus carefully before making any decision to invest or when considering the Reorganization. It is currently expected that the combined proxy statement/prospectus will be sent in September or October 2021 to shareholders of record as of the record date applicable to the Reorganization. The combined prospectus/proxy statement also will be available for free on the SEC’s website (www.sec.gov).

Please retain this supplement for future reference.

SCH-SK-014-0100